UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2020

NMF SLF I, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56123	83-3291673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, the board of directors of NMF SLF I, Inc. (“SLF” or “the Company”) appointed Alice W. Handy as a director to serve a one-year term, or until her respective successor is duly elected and qualifies. Additionally, Ms. handy was appointed to the Company’s audit committee, valuation committee and nominating and corporate governance committee.

Ms. Handy retired from Investure on December 31, 2018, an outsourced investment office for colleges and foundations which she formed in 2003 having served most recently as its Managing Member until her retirement and its Chief Executive Officer until January 1, 2018. Prior to forming Investure, Ms. Handy was the President of the University of Virginia Investment Management Company from 1974 to 2003. She currently serves on the board of directors of New Mountain Finance Corporation, a business development company managed by the Company’s investment adviser, New Mountain Finance Advisers BDC, L.L.C., and served on the board of directors of MSCI Inc., a company that provides investment decision support tools, from 2009 to 2020.

Ms. Handy is not an “interested person” of the Company as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Ms. Handy (i) was not appointed to the Company’s board of directors pursuant to any arrangement or understanding with any other person; (ii) has not engaged, since the beginning of the Company’s last fiscal year, nor proposes to engage, in any transaction (for which the amount exceeds $120,000) in which the Company was or is a participant; and (iii) has not entered into, nor expects to enter into, any material plan, contract, arrangement, grant or award in connection with her appointment to the Company’s board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NMF SLF I, INC.

Date: November 20, 2020	By:	/s/ Karrie J. Jerry
		Name:	Karrie J. Jerry
		Title:	Corporate Secretary